UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 6, 2009

Flagstone Reinsurance Holdings Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-33364	98-0481623
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

23 Church Street, Hamilton HM 11, Bermuda
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (441) 278-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE

On April 27, 2009, Flagstone Reinsurance Holdings Limited (the “Company”) announced that David Brown, the Company’s Chief Executive Officer, will be presenting at the Barclays Capital Financial Services Conference at Barclays Headquarters, London at 10:05 a.m. BST (5:05 a.m. EST) on Thursday, May 7th, 2009.  The presentation and a live listen-only audio webcast will be available in the Investor Relations section of the Company’s website. www.flagstonere.com.  A press release announcing the presentation, and the slides to be included in the presentation, are furnished as Exhibits 99.1 and 99.2 to this report and incorporated herein by reference.  This Form 8-K and Exhibits 99.1 and 99.2 hereto are being furnished to the Securities and Exchange Commission (the “SEC”) pursuant to Item 7.01 of Form 8-K and are therefore not to be considered “filed” with the SEC.

The information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press Release, dated April 27, 2009, announcing that David Brown will be presenting at the Barclays Capital Financial Services Conference on May 7, 2009.

99.2	Slides entitled “Multi-Line Reinsurance & Insurance” to be presented at the Barclays Capital Financial Services Conference on May 7, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAGSTONE REINSURANCE HOLDINGS LIMITED

Date: May 6, 2009	By:	/s/ William Fawcett
Name: William Fawcett
Title: General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated April 27, 2009, announcing that David Brown will be presenting at the Barclays Capital Financial Services Conference on May 7, 2009.

99.2	Slides entitled “Multi-Line Reinsurance & Insurance” to be presented at the Barclays Capital Financial Services Conference on May 7, 2009.